EXHIBIT 4
                                              THE FIRST NATIONAL BANK OF CHICAGO
                                                                      as Trustee









                                FRED MEYER, INC.
                         AND THE GUARANTORS NAMED HEREIN

                                       TO

                       THE FIRST NATIONAL BANK OF CHICAGO
                                   as Trustee





                                    INDENTURE

                           Dated as of _________, 1998






                            Providing for Issuance of
                            Debt Securities in Series

                                FRED MEYER, INC.

                 Certain Sections of this Indenture relating to
                   Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                        Indenture Section

ss.310   (a) (1)           . . . . . . . . .           609
         (a) (2)           . . . . . . . . .           609
         (a) (3)           . . . . . . . . .           Not Applicable
         (a) (4)           . . . . . . . . .           Not Applicable
         (b)               . . . . . . . . .           608
                                                       610
ss.311   (a)               . . . . . . . . .           613
         (b)               . . . . . . . . .           613
         (c)               . . . . . . . . .           Not Applicable

ss.312   (a)               . . . . . . . . .           701
                                                       702(a)
         (b)               . . . . . . . . .           702(b)
         (c)               . . . . . . . . .           702(c)

ss.313   (a)               . . . . . . . . .           703(a)
         (b)               . . . . . . . . .           703(a)
         (c)               . . . . . . . . .           703(a)
         (d)               . . . . . . . . .           703(b)
ss.314   (a)               . . . . . . . . .           704
         (a) (4)           . . . . . . . . .           101
                                                       1004
         (b)               . . . . . . . . .           Not Applicable
         (c) (1)           . . . . . . . . .           102
         (c) (2)           . . . . . . . . .           102
         (c) (3)           . . . . . . . . .           Not Applicable
         (d)               . . . . . . . . .           Not Applicable
         (e)               . . . . . . . . .           102
ss.315   (a)               . . . . . . . . .           601
         (b)               . . . . . . . . .           602
         (c)               . . . . . . . . .           601
         (d)               . . . . . . . . .           601
         (e)               . . . . . . . . .           514



ss. 316  (a)               . . . . . . . . .           101
         (a) (1) (A)       . . . . . . . . .           502
                                                       512
         (a) (1) (B)       . . . . . . . . .           513
         (a) (2)           . . . . . . . . .           Not Applicable

         (b)               . . . . . . . . .           508
         (c)               . . . . . . . . .           104(c)
ss.317   (a) (1)           . . . . . . . . .           503
         (a) (2)           . . . . . . . . .           504
         (b)               . . . . . . . . .           1003
ss.318   (a)               . . . . . . . . .           107














--------------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS



                                   ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application

Section 101.   Definitions.....................................................1
Section 102.   Compliance Certificates and Opinions............................8
Section 103.   Form of Documents Delivered to Trustee..........................9
Section 104.   Acts of Holders; Record Dates...................................9
Section 105.   Notices, Etc., to Trustee, the Company and the Guarantors......10
Section 106.   Notice to Holders; Waiver......................................11
Section 107.   Conflict with Trust Indenture Act..............................11
Section 108.   Effect of Headings and Table of Contents.......................11
Section 109.   Successors and Assigns.........................................12
Section 110.   Separability Clause............................................12
Section 111.   Benefits of Indenture..........................................12
Section 112.   Governing Law..................................................12
Section 113.   Legal Holidays.................................................12
Section 114.   Independence of Covenants......................................12
Section 115.   Counterparts...................................................13
Section 116.   Duplicate Originals............................................13

                                   ARTICLE TWO
                                 Security Forms

Section 201.   Forms Generally................................................13
Section 202.   Additional Provisions Required in Book-Entry Security..........13
Section 203.   Form of Trustee's Certificate of Authentication................14

                                  ARTICLE THREE
                                 The Securities

Section 301.   Amount Unlimited; Issuable in Series...........................14
Section 302.   Denominations..................................................17
Section 303.   Execution, Authentication, Delivery and Dating.................17
Section 304.   Temporary Securities...........................................19
Section 305.   Registration, Registration of Transfer and Exchange............20
Section 306.   Mutilated, Destroyed, Lost and Stolen Securities...............21
Section 307.   Payment of Interest; Interest Rights Preserved.................22
Section 308.   Persons Deemed Owners..........................................23
Section 309.   Cancellation...................................................23

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Section 310.   Computation of Interest........................................24
Section 311.   CUSIP Numbers..................................................24
Section 312.   Deposits of Monies ............................................24

                                  ARTICLE FOUR
                           Satisfaction and Discharge

Section 401.   Satisfaction and Discharge of Indenture........................25
Section 402.   Application of Trust Money.....................................25

                                  ARTICLE FIVE
                                    Remedies

Section 501.   Events of Default..............................................26
Section 502.   Acceleration of Maturity; Rescission and Annulment.............28
Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee30
Section 504.   Trustee May File Proofs of Claim...............................30
Section 505.   Trustee May Enforce Claims Without Possession of Securities....31
Section 506.   Application of Money Collected.................................31
Section 507.   Limitation on Suits............................................32
Section 508.   Unconditional Right of Holders to Receive Principal, Premium
               and Interest...................................................32
Section 509.   Restoration of Rights and Remedies.............................33
Section 510.   Rights and Remedies Cumulative.................................33
Section 511.   Delay or Omission Not Waiver...................................33
Section 512.   Control by Holders.............................................33
Section 513.   Waiver of Past Defaults........................................34
Section 514.   Undertaking for Costs..........................................34
Section 515.   Waiver of Usury, Stay or Extension Laws........................34

                                   ARTICLE SIX
                                   The Trustee

Section 601.   Certain Duties and Responsibilities............................35
Section 602.   Notice of Defaults.............................................35
Section 603.   Certain Rights of Trustee......................................35
Section 604.   Not Responsible for Recitals or Issuance of Securities.........36
Section 605.   May Hold Securities............................................36
Section 606.   Money Held in Trust............................................37
Section 607.   Compensation and Reimbursement.................................37
Section 608.   Disqualification; Conflicting Interests .......................38
Section 609.   Corporate Trustee Required; Eligibility........................38
Section 610.   Resignation and Removal; Appointment of Successor..............38
Section 611.   Acceptance of Appointment by Successor.........................40

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Section 612.   Merger, Conversion, Consolidation or Succession to Business....41
Section 613.   Preferential Collection of Claims Against Company..............42
Section 614.   Appointment of Authenticating Agent............................42

                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

Section 701.   Company to Furnish Trustee Names and Addresses of Holders......43
Section 702.   Preservation of Information; Communications to Holders.........44
Section 703.   Reports by Trustee.............................................44
Section 704.   Reports by Company.............................................44

                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.   Company May Consolidate, Etc., Only on Certain Terms...........45
Section 802.   Successor Substituted..........................................45
Section 803.   Officers' Certificate and Opinion of Counsel...................46

                                  ARTICLE NINE
                             Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of Holders.............46
Section 902.   Supplemental Indentures with Consent of Holders; Waiver........47
Section 903.   Execution of Supplemental Indentures...........................49
Section 904.   Effect of Supplemental Indentures..............................49
Section 905.   Conformity with Trust Indenture Act............................49
Section 906.   Reference in Securities to Supplemental Indentures.............49

                                   ARTICLE TEN
                                    Covenants

Section 1001.  Payment of Principal, Premium and Interest.....................50
Section 1002.  Maintenance of Office or Agency................................50
Section 1003.  Money for Securities Payments to Be Held in Trust..............50
Section 1004.  Statement by Officers as to Default............................52
Section 1005.  Existence......................................................52
Section 1006.  INTENTIONALLY LEFT BLANK.......................................52
Section 1007.  Payment of Taxes and Other Claims..............................52
Section 1008.  Maintenance of Properties......................................52
Section 1009.  Calculation of Original Issue Discount.........................53
Section 1010.  Additional Guarantors..........................................53

                                 ARTICLE ELEVEN
                            Redemption of Securities

Section 1101.  Applicability of Article.......................................53
Section 1102.  Election to Redeem: Notice to Trustee..........................54
Section 1103.  Selection by Trustee of Securities to Be Redeemed..............54
Section 1104.  Notice of Redemption...........................................54
Section 1105.  Deposit of Redemption Price....................................55
Section 1106.  Securities Payable on Redemption Date..........................55
Section 1107.  Securities Redeemed in Part....................................56

                                 ARTICLE TWELVE
                                  Sinking Funds

Section 1201.  Applicability of Article.......................................56
Section 1202.  Satisfaction of Sinking Fund Payments with Securities..........56
Section 1203.  Redemption of Securities for Sinking Fund......................57

                                ARTICLE THIRTEEN
                       Defeasance and Covenant Defeasance

Section 1301.  Applicability of Article; Company's Option to Effect Defeasance
               or Covenant Defeasance.........................................57
Section 1302.  Defeasance and Discharge.......................................57
Section 1303.  Covenant Defeasance............................................58
Section 1304.  Conditions to Defeasance or Covenant Defeasance................58
Section 1305.  Deposited Money and U.S. Government Obligations to be Held in
               Trust; Other Miscellaneous Provisions..........................60
Section 1306.  Reinstatement..................................................61

                                ARTICLE FOURTEEN
                                   Guarantees

Section 1401.  Unconditional Guarantees.......................................61
Section 1402.  Severability...................................................62
Section 1403.  Release of a Guarantor.........................................62
Section 1404.  Limitation of a Guarantor's Liability..........................63
Section 1405.  Guarantors May Consolidate, etc., on Certain Terms.............63
Section 1406.  Contribution...................................................63
Section 1407.  Waiver of Subrogation..........................................64
Section 1408.  Execution of Guarantee.........................................64
Section 1409.  No Suspension of Remedies......................................65
Section 1410.  Obligations Reinstated.........................................65
Section 1411.  No Obligation to Take Action Against the Company...............65
Section 1412.  Dealing with the Company and Others............................65

     INDENTURE, dated as of ____________, 1998, among Fred Meyer, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 3800 SE 22nd Avenue, Portland, Oregon, each of the Guarantors (as defined in Section 101 below) and The First National Bank of Chicago, a national banking association, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company and the Guarantors, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean, unless otherwise provided in a supplemental indenture or board resolution relating to the issuance of a series of securities, such accounting principles as are generally accepted at the date of such computation; and

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Bankruptcy Law" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

     "Board of Directors" means either the board of directors of the Company or any Guarantor, as applicable, or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor, as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Book-Entry Security" means a Security in the form prescribed in this Indenture, or any supplement to this Indenture or Board Resolution, evidencing all or part of the Securities of any series, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or such nominee, and bearing the legend set forth in Section 202.

     "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration, except that, with respect to presentation of the Securities for payment or registration of transfers or exchanges and the location of the register, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date of original execution of this Indenture is located at c/o First Chicago Trust Company of New York, 14 Wall Street, 8th Floor-Window 2, New York, New York 10005.

     "Corporation" means a corporation, limited liability company, association, company, joint-stock company or business trust.

     "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the Person designated as Depositary for such series by the Company pursuant to
Section 301, which Person shall be a clearing agency registered under the Securities Exchange Act of 1934; and if at any time there is more than one such Person 'Depositary' as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

     "Event of Default" has the meaning specified in Section 501.

     "Guarantee" means the guarantee of Securities of any applicable series and the Company's obligations under this Indenture with respect to such series by each Guarantor under this Indenture.

     "Guarantors" means (i) the Subsidiaries of the Company which have executed this Indenture as a Guarantor as of the date hereof; and (ii) each of the Company's Subsidiaries, whether formed, created or acquired before or after the issue date of Securities of any Series, which becomes a guarantor of Securities pursuant to the provisions of this Indenture.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the forms and terms of particular series of Securities established as contemplated by Section 301.

     "Indexed Security" means any Security which provides that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal or interest becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption required repurchase or otherwise.

     "Obligor" means the Company, each of the Guarantors, or any other obligor on the Securities of a series or any Guarantees thereof or under this Indenture.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as applicable, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company or any Guarantor, as applicable. Each such certificate shall include the statements provided for in
Section 102.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or any Guarantor, as applicable, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in
Section 102.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Guarantor or any Affiliate thereof) in trust or set aside and segregated in trust by the Company or any Guarantor or any Affiliate thereof (if the Company or such Guarantor or such Affiliate shall act as Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to Section 1104 of this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Thirteen; and

          (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calcula tions required by section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. The Company shall notify the Trustee, in writing, when it or any Guarantor or any of their respective Affiliates repurchases or otherwise acquires Securities and of the aggregate principal amount of such Securities so repurchased or otherwise acquired. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Sections 301 and 1002. Unless otherwise provided as contemplated by Section 301, a Place of Payment will be at the office or agency maintained by the Company in the borough of Manhattan in the City of New York.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer," when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Significant Subsidiary" means, at any date of determination, (i) any Subsidiary that, together with its Subsidiaries (a) for the most recent fiscal year of the Company accounted for more than 10.0% of the consolidated revenues of the Company and the Subsidiaries or (b) as of the end of such fiscal year, owned more than 10.0% of the consolidated assets of the Company and the Subsidiaries, and (ii) for purposes of Section 501 any other Subsidiary that when aggregated with all other Subsidiaries that are not otherwise Significant Subsidiaries and as to which any event described in (7), (8), or (9) of Section 501 has occurred, together with their respective Subsidiaries, would constitute a Significant Subsidiary pursuant to clause (i) of this sentence, all as set forth on the consolidated financial statements of the Company and the Subsidiaries for such year prepared in conformity with GAAP. For purposes of
Section 1010, "Significant Subsidiary" shall include (i) any Subsidiary that would constitute a Significant Subsidiary pursuant to clause (i) of the previous sentence and (ii) all other Subsidiaries that are not Significant Subsidiaries pursuant to clause (i) of the previous sentence if all such Subsidiaries in the aggregate, together with their respective Subsidiaries, would constitute a Significant Subsidiary pursuant to clause (i) of the previous sentence, provided, however, that, in the case of clauses (i) and (ii) of this sentence, the 10.0% threshold in clause (i) of the previous sentence shall be 3.0%, all as set forth on the consolidated financial statements of the Company and the Subsidiaries for such year prepared in conformity with GAAP.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person, (ii) such Person and one or more Subsidiaries of such Person or
(iii) one or more Subsidiaries of such Person. Unless the context otherwise requires, reference to "Subsidiary" is to a Subsidiary of the Company.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "U.S. Government Obligations" has the meaning specified in Section 1304.

     "Vice President," when used with respect to the Company, any Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102.   Compliance Certificates and Opinions.

     Upon any application or request by the Company or any Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or such Guarantor, as applicable, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or such Guarantor, as applicable, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.   Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or such Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the Company or such Guarantor, as applicable, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or repre sentations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.   Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to

Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.   Notices, Etc., to Trustee, the Company and the Guarantors.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Company, or any Guarantor, by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, or to any Guarantor, addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.   Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.   Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

Section 110.   Separability Clause.

     In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.   Benefits of Indenture.

     Nothing in this Indenture or in the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.   Governing Law.

     THIS INDENTURE, THE SECURITIES OF EACH SERIES, AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

Section 113.   Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, date of required repurchase, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, the Redemption Date, date of required repurchase, or at the Stated Maturity or Maturity.

Section 114.   Independence of Covenants.

     All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

Section 115.   Counterparts.

     This Indenture may be executed in any number of counterparts and by telecopier, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 116.   Duplicate Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


                                   ARTICLE TWO
                                 Security Forms

Section 201.   Forms Generally.

     The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, con sistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by, or by action taken pursuant to, a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     The terms and provisions contained in the Securities of any series and the Guarantees shall constitute, and be expressly made, a part of this Indenture.

     The terms and provisions contained in the Securities of any series shall constitute, and are expressly made, part of this Indenture.

Section 202.   Additional Provisions Required in Book-Entry Security.

     Any Book-Entry Security issued hereunder shall bear a legend in substantially the following form:

     "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or its nominee to a successor Depositary or its nominee."

Section 203.   Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

Dated: ______________

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   The First National Bank of Chicago
                                             As Trustee
                                             ----------

                                   By..........................................
                                     Authorized Signatory

                                  ARTICLE THREE
                                 The Securities

Section 301.   Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          (6) Places of Payment for Securities of the series;

          (7) the period or periods within which, the price or prices at which, the currency or currencies (including currency units) in which and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (10) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

          (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method, the index, formula or other method by which such amounts shall be determined;

          (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the other terms and conditions upon which such election is to be made;

          (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

          (14) the application, if any, of Section 1302 or 1303 to the Securities of any series;

          (15) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depositary with respect to such Book-Entry Security or Securities and the circumstances under which any Book-Entry Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

          (16) any additional, modified or different covenants applicable to one or more particular series of Securities;

          (17) any addition to or change in the Events of Default which apply to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

          (18) any additional terms with respect to the Guarantees, including, without limitation, terms relating to release of Guarantees and the addition of additional Guarantors; and

          (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(5)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the series.

Section 302.   Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Each Guarantor shall execute the Guarantee in the manner set forth in Section 1408.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver or make available for delivery such Securities; provided, however, that, in the case of Securities of a series that are not to be originally issued at one time, the Trustee shall authenticate and deliver or make available for delivery such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been estab lished in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this

Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,


          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Book-Entry Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver or make available for delivery one or more Securities in such form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Book-Entry Security or Securities, (ii) shall be registered in the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary, (iii) shall be delivered to the Trustee as custodian for such Depositary and (iv) shall bear the legend set forth in Section 202.

     Unless otherwise established pursuant to Section 301, each Depositary designated pursuant to Section 301 for a Book-Entry Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities

Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered.

     The Holder of any Book-Entry Security may grant proxies and otherwise authorize any Person, including Persons that may hold interests through participants in such Depositary, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.   Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver or make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver or make available for delivery in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.   Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Transfers of any Book-Entry Security shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Book-Entry Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depositary. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Book-Entry Security if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Book-Entry Security and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary to issue definitive Securities.

     In connection with any transfer or exchange of a portion of the beneficial interest in any Book-Entry Security to beneficial owners pursuant to the above paragraph, the Security Registrar shall (if one or more definitive Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Book-Entry Security in an amount equal to the principal amount of the beneficial interest in the Book-Entry Security to be transferred, and the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

     In connection with the transfer of an entire Book-Entry Security to beneficial owners, the Book-Entry Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Book-Entry Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver or make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.   Payment of Interest; Interest Rights Preserved.

     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.   Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309.   Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered and any Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by the Trustee and such cancellation shall be noted conspicuously on each such Security. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Unless the Company directs otherwise by a Company Order, all canceled Securities held by the Trustee may be destroyed, but the Trustee shall not be obligated to so destroy such Securities, and, if any such canceled Security is destroyed, the Trustee shall furnish to the Company a certificate with respect to such destruction.

Section 310.   Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed.

Section 311.   CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

Section 312.   Deposits of Monies.

     Prior to 12:00 p.m. noon New York City time on each Interest Payment Date, Redemption Date, Stated Maturity and date of required repurchase, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Stated Maturity and date of required repurchase, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders entitled to such payment on such Interest Payment Date, Redemption Date, Stated Maturity and date of required repurchase, as the case may be.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.    Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer, exchange or replacement of such Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities, when

          (1) either

          (A) all such Securities theretofore authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which such Securities are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402, Article Six and the last paragraph of Section 1003 shall survive.

Section 402.   Application of Trust Money.

     Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of and any premium and interest on the Securities for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE
                                    Remedies

Section 501.   Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company or any Guarantor in this Indenture with respect to Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder (except in the case of a default or breach of any covenant or warranty in Article Eight which will constitute an Event of Default with notice but without such passage of time); or

          (5) if an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, if (A) such default either (1) results from the failure to pay the principal or interest of any such indebtedness at its stated maturity or
     (2) relates to an obligation other than the obligation to pay the principal or interest of such indebtedness at its stated maturity and results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, (B) the principal amount of such indebtedness, together with the principal amount of any other such indebtedness in default for failure to pay principal or interest at stated maturity or the maturity of which has been so accelerated, aggregates $30.0 million or more at any one time outstanding and (C) such indebtedness is not discharged, or such acceleration is not rescinded or annulled within a period of 10 Business Days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of Outstanding Securities a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

          (6) one or more judgments, order, or decrees of any court or regulatory or administrative agency for the payment of money in excess of $30.0 million either individually or in the aggregate shall have been rendered against the Company or any Significant Subsidiary (whether or not a Guarantor) or any of their respective properties and shall not have been discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgement, order, or decree or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment, order or decree, by reason of appending appeal or otherwise, shall not be in effect;

          (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary (whether or not a Guarantor) in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary (whether or not a Guarantor) under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary (whether or not a Guarantor) or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the commencement by the Company or any Significant Subsidiary (whether or not a Guarantor) of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary (whether or not a Guarantor) in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking pos session by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary (whether or not a Guarantor) or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary (whether or not a Guarantor) in furtherance of any such action; or

          (9) any Guarantee of a Guarantor which is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and this Indenture) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor from its Guarantee in accordance with the terms of this Indenture and the Guarantee); or

          (10) any other Event of Default provided with respect to Securities of that series.

Section 502.   Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default described in clause 7 or 8 of Section 501 with respect to the Company) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such

Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         If an Event of Default described in clause 7 or 8 of Section 501 occurs with respect to the Company, the Outstanding Securities shall ipso facto become immediately due and payable without need of any declaration or other act on the part of the Trustee or any Holder.

Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and interest on any overdue principal and premium and, to the extent of such interest payment be legally enforceable, on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Guarantee by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted herein, including, without limitation, seeking recourse against any Guarantor or (ii) proceed to protect and enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor. No recovery of any such judgment upon any property of the Company or any Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders. If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.   Trustee May File Proofs of Claim.

     In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities, including any Guarantor), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and
(b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.   Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities or any Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.   Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

          THIRD: The balance, if any, to the Company, or to such other Person or Persons entitled thereto.

Section 507.   Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee before or during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or any required repurchase, on the Redemption Date or such purchase date, as applicable) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.   Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.   Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.   Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.   Control by Holders.

     The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.   Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.   Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable counsel fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or any Holder, or group of Holders, holding 10% in aggregate principal amount of the Outstanding Securities of any series, or in any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities or Maturities expressed in such Security (or, in the case of redemption or any required repurchase, on or after the Redemption Date or purchase date, as applicable).

Section 515.   Waiver of Usury, Stay or Extension Laws.

     Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  The Trustee

Section 601.   Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.   Notice of Defaults.

     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default within 90 days after the occurrence thereof as and to the extent provided by the Trust Indenture Act.

Section 603.   Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          (i) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

Section 604.   Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities and in the Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantors, and neither the Trustee nor any Authenticating Agent assumes any responsi bility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 to be supplied to the Company are true and accurate subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.   May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     Subject to the provisions of Section 608, the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

Section 606.   Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607.   Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee, or any predecessor Trustee, for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities or for the redemption price or repurchase price for Securities to be redeemed or repurchased.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture.

Section 608.   Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.   Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and an office in the Borough of Manhattan, The City of New York at which at any particular time its corporate trust business may be administered. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any Federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.   Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.   Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; provided, however, that to the extent that such property and money is not held by the Trustee in trust for the benefit of the Holders of particular Securities, such retiring Trustee shall transfer and deliver to such successor Trustee such property and money upon payment of its charges hereunder.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such suc cessor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.   Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.   Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities including the Guarantors), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.   Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

Dated: _______________

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                              __________________, As Trustee

                              By_______________________________________________
                                As Authenticating Agent

                              By_______________________________________________
                                Authorized Officer


                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

Section 701.   Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding January 1 or July 1, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list in similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.   Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of then shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.   Reports by Trustee.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 1 following the date of the first issuance deliver to Holders a brief report, dated as of such May 1, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company promptly will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.   Reports by Company.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.   Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease, in one transaction or a series of related transactions, all or substantially all its properties and assets to any Person, unless:

          (1) either the Company shall be the continuing corporation, or any successor Person or purchaser shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under this Indenture and the Securities.

          (2) immediately after giving effect to such transaction, or series of related transactions, no Default or Event of Default, shall have occurred and be continuing; and

          (3) if a supplemental indenture is to be executed in connection with such consolidation, merger, transfer or lease, the Company and Guarantors shall have delivered to the Trustee (A) an Officers' Certificate and (B) an Opinion of Counsel attesting to compliance with these provisions; and

          (4) such other conditions are satisfied as provided with respect to Securities of a series as contemplated by Section 301.

Section 802.   Successor Substituted.

     Upon any consolidation of the Company with, or merger of the Company with or into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company substantially as an entirety in accordance with Section 801 in which the Company is not the continuing corporation, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

Section 803.   Officers' Certificate and Opinion of Counsel.

     The Trustee, subject to the provisions of Sections 601 and 603, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease, and any such assumption, complies with the provisions of this Article before the Trustee shall execute any supplemental indenture required pursuant to this Article.

                                  ARTICLE NINE

                             Supplemental Indentures

Section 901.   Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company or the Guarantors for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or any Guarantor; or

          (3) to add any additional Events of Default with respect to all or any series of Securities; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form or in the form of Book-Entry Securities; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no Securities of such series Outstanding; or

          (6) to secure the Securities; or

          (7) to establish the form and terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) if allowed, without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on securities in bearer form or coupons, if any; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which is mistaken or may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, the Securities, or any Guarantee provided that such action pursuant to this clause (10), other than with respect to a mistaken provision, shall not adversely affect the rights of the Holders of Securities of any series in any material respect.

          (11) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          (12) to add a Guarantor pursuant to Section 1010 or remove a Guarantor in respect of any series which, in accordance with the terms of this Indenture applicable to the particular series, ceases to be liable in respect of its Guarantee.

Section 902.   Supplemental Indentures with Consent of Holders; Waiver.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series (voting as a separate class), affected by such supplemental indenture (or other waiver document, in the case of a waiver), by Act of said Holders delivered to the Company and the Trustee, the Company when authorized by a Board Resolution, the Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto (or other waiver document, in the case of a waiver) for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture (or such waiver document) shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Maturity or Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption or repurchase thereof, or reduce the amount of the principal of an Original Issue Dis count Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repurchase, on or after the Redemption Date or repurchase date, as applicable), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any provision of this Indenture relating to the time at which any Security may be redeemed or requiring the repurchase of such Security by the Company, or any of the definitions with respect thereto, or

          (4) modify any of the provisions of this Section or Section 513, except to increase any percentage set forth in such Sections or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

          (5) modify the ranking or priority of the Securities of any series or the Guarantee thereof;

          (6) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise in accordance with the terms of this Indenture.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.   Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.   Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.   Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.   Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN
                                    Covenants

Section 1001.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of such Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securi ties of that series and this Indenture may be served. The office of the Trustee at its Corporate Trust Office shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more other purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

     If the Company, any Guarantor, or any of their respective affiliates shall at any time act as Paying Agent with respect to any series of Securities, it will, and shall cause such Guarantor or Affiliate, if applicable, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents (other than the Company, a Guarantor, or any Affiliate thereof) for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act and this Indenture applicable to it as a Paying Agent; (ii) give the Trustee notice of any Default or Event of Default by the Company or any Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium, or interest in respect of the Securities of that series; and (iii) during the continuance of any such Default or Event of Default and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Statement by Officers as to Default.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005.  Existence.

     Subject to Article Eight and Article Fourteen, the Company and any Subsidiary will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), licenses and franchises; provided, however, that the Company or any Subsidiary shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006.  INTENTIONALLY LEFT BLANK.

Section 1007.  Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1008.  Maintenance of Properties.

     The Company shall cause all material properties owned or leased by the Company or any of the Subsidiaries or used or held for use in the conduct of their respective businesses to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this
Section 1008 shall prevent the Company from selling property in the ordinary course of business, or selling such properties which are no longer necessary or desirable for the conduct of its business or the business of its Subsidiaries, or discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any of the Subsidiaries.

Section 1009.  Calculation of Original Issue Discount.

     If the Trustee is requested or required to send Form 1099 (or any successor form) to Holders of Original Issue Discount Securities, the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

Section 1010.  Additional Guarantors.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, if the Company or any of the Guarantors transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Subsidiary of the Company that is not a Guarantor, or if the Company or any of the Guarantors shall organize, acquire or otherwise invest in another Person that becomes a Subsidiary of the Company and such Subsidiary is a Significant Subsidiary, then the Company shall cause such transferee or acquired or other Subsidiary or Significant Subsidiary, as applicable, to (i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Securities of any series that has the benefit of Guarantees of other Subsidiaries of the Company and this Indenture (as it relates to all such series) on the terms set forth in this Indenture and
(ii) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Indenture (as it relates to all such series).


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article.

     Securities of any series which are redeemable in whole or in part before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem: Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not listed on a national securities exchange, by lot or by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall identify the Securities to be redeemed (including, if applicable, CUSIP numbers) and shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof shall be issued and authenticated;

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (7) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1105.  Deposit of Redemption Price.

     Prior to 12:00 noon New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company, any Guarantor or any Affiliate thereof is acting as a Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor, and the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver or make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE
                                  Sinking Funds

Section 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

Section 1301. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance.

     If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

Section 1302.  Defeasance and Discharge.

     Upon the Company's exercise of its option to have this Section applied to any series of Securities the Company and the Guarantors shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series which shall thereafter be deemed to be "Outstanding" only for the purposes of the Sections of this Indenture referred to in clauses (A) and (B) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's and the Guarantors' obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

Section 1303.  Covenant Defeasance.

     Upon the Company's exercise of its option (if any) to have this Section applied to any series of Securities the Company and the Guarantors shall be released from its obligations under Section 801 (and any covenant made applicable to such Securities pursuant to Section 301 to be subject to this provision) and the occurrence of an event specified in Section 501(4) (with respect to Section 801) (and any other Event of Default applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 801 (and any other covenant made applicable to such Security pursuant to Section 301), but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in Section 801 (and any other covenant made applicable to such Security pursuant to Section 301) or such other covenant whether directly or indirectly by reason of any reference elsewhere herein to Section 801 or such other covenant or by reason of any reference in Section 801 or such other covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304.  Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions precedent to application of either
Section 1302 or Section 1303 to the Outstanding Securities of or within such series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount (in such currency, currencies or currency units in which such Securities are then specified as payable at Maturity), or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof in an amount, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal, premium, if any, or interest and (ii) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities; provided, however, that the Trustee shall have been irrevocably instructed to apply such cash or the proceeds of such U.S. Government Obligations to said payments with respect to such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

Section 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof.

     Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1306.  Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under the Securities of such series and this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                                ARTICLE FOURTEEN

                                   Guarantees

Section 1401.  Unconditional Guarantees.

     Subject to any other provisions set forth in the Board Resolution or supplemental indenture relating to a particular series, each Guarantor hereby unconditionally, jointly and severally, guarantees (each such guarantee to be referred to herein as the "Guarantee") to each Holder of Securities of such Series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Securities of such se-ries will be promptly paid in full when due, whether at Maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest of the Securities of such series and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities of such series or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal whether at Maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 1404; provided, however, that notwithstanding anything contained herein to the contrary, no Guarantor shall be liable under this Indenture until it becomes a direct or indirect Subsidiary of the Company. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities of such series or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities of such series with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that, subject to Section 1403, this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities of the applicable series, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Five, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

Section 1402.  Severability.

     In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1403.  Release of a Guarantor.

     Upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all its assets) to a Person which is not a Subsidiary and which sale or disposition is otherwise in compliance with the terms of this Indenture, then such

Guarantor (in the event of a sale or other disposition of such Guarantor) or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Fourteen without any further action required on the part of the Trustee or any Holder.

     Any Guarantor not released in accordance with this Section 1403 remains liable for the full amount of principal of and interest on the Securities as provided in this Article Fourteen.

Section 1404.  Limitation of a Guarantor's Liability.

     Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections or rights with respect thereto from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 1406, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

Section 1405.  Guarantors May Consolidate, etc., on Certain Terms.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or shall prevent any sale of assets or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor that is a Significant Subsidiary of the Company. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

Section 1406.  Contribution.

     In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guaran tor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to any Securities or any other Guarantor's obligations with respect to the Guarantee. "Adjusted Net Assets" of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Subsidiary of the Guarantor in respect of the obligations of its Guarantee), but excluding liabilities under the Guarantee of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Subsidiary of the Company in respect of the obligations of such Guarantor under its Guarantee), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

Section 1407.  Waiver of Subrogation.

     Until all guaranteed obligations under this Indenture and with respect to all Securities of an applicable series are paid in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities of the applicable series against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities of the applicable series shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities of the applicable series, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities of the applicable series, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 1407 is knowingly made in contemplation of such benefits.

Section 1408.  Execution of Guarantee.

     To evidence their guarantee to the Holders set forth in this Article Fourteen, the Guarantors hereby agree to execute the Guarantee in substantially the form set forth in the Board Resolution or supplemental indenture pertaining to the applicable series, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in this Article Fourteen shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the

Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

Section 1409.  No Suspension of Remedies

     Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

Section 1410.  Obligations Reinstated

     Except as provided in Section 1403, the obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of any Guarantor hereunder (whether such payment shall have been made by or on behalf of the Company or by or on behalf of a Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon insolvency, bankruptcy, liquidation or reorganization of the Company, all such indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

Section 1411.  No Obligation to Take Action Against the Company

     Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the obligations under this Indenture or against the Company or any other Person or any property of the Company or any other Person before the Trustee is entitled to demand payment and performance by any or all Guarantors of their liabilities and obligations under their Guarantees or under this Indenture.

Section 1412.  Dealing with the Company and Others

     The Holders, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Guarantor hereunder and without the consent of or notice to any Guarantor, may

     (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

     (b) take or abstain from taking any action in obtaining security or collateral from the Company or in perfecting a security interest in any security or collateral of the Company;

     (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Company or any third party with respect to the obligations or matters contemplated by this Indenture or the Securities;

     (d) accept compromises or arrangements from the Company;

     (e) apply all monies at any time received from the Company or from any security upon such part of the obligations under this Indenture as the Holders may see fit or change any such application in whole or part from time to time as the Holders may see fit; and

     (f) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any security as the Holders or the Trustee may see fit.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                              FRED MEYER, INC.


                              By
                                ------------------------------------------
                                Name:
                                Title:


                              By
                                ------------------------------------------
                                Name:
                                Title:


                              [LIST OF GUARANTORS]


                              By
                                ------------------------------------------
                                Name:
                                Title:



                              THE FIRST NATIONAL BANK OF CHICAGO, as Trustee



                              By
                                ------------------------------------------
                                Name:
                                Title:


                                      -67

STATE OF OREGON                     )
                                    )  ss
County of Multnomah                 )


     On the _______day of _________, 1998 before me personally came ________________________ and ______________________, to me known, who, being by me duly sworn, did depose and say that they are _________________________, and ________________________, respectively, of Fred Meyer, Inc., one of the corporations described in and which executed the foregoing instrument; and that they signed their names thereto by like authority of the Board of Directors of said corporation.



                                   --------------------------------------------
                                   Notary Public

STATE OF ILLINOIS                   )
                                    ) ss
County of Cook                      )


     On the _________ day of _________, 1998, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he is _______________________ of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that it was so affixed by authority of the Board of Directors of said corporation, and that she/he signed her/his name thereto by like authority of the Board of Directors of said corporation.



                                   --------------------------------------------
                                   Notary Public


                                      -69-